                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                        _______________________________


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported):  May 18, 1998
                                                          --------------

                        JEFFERSON SAVINGS BANCORP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
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                (State or other jurisdiction of incorporation)


            0-21466                                      43-1625841
--------------------------------             -----------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)


                 14915 MANCHESTER ROAD, BALLWIN, MISSOURI 63011
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



      Registrant's telephone number, including area code:  (314) 227-3000


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Items 1-4.

     Not applicable.

Item 5.  Other Events.

     On June 1, 1997, Jefferson Savings Bancorp, Inc. ("Registrant") issued the press release attached hereto as Exhibit 99(a) and incorporated by reference herein.

     By letter dated May 18, 1998, the Office of Thrift Supervision ("OTS") terminated the Supervisory Agreement, dated September 25, 1997, between the OTS and First Federal Savings Bank of North Texas, Denton, Texas ("Bank"), a wholly owned subsidiary of the Registrant, as a result of improvements noted by the OTS during its most recent examination of the Bank.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statement and Exhibits.

     (a) and (b).

     Not applicable.

     (c) In accordance with Item 601 of Regulation S-K, the following exhibit is attached hereto:

     Exhibit 99(a)      Press Release dated June 1, 1998.

Items 8 and 9.

     Not applicable.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: June 1, 1998.
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                                   JEFFERSON SAVINGS BANCORP, INC.


                                   By: /s/ Paul J. Milano
                                       ---------------------------
                                       Paul J. Milano
                                       Senior Vice President and
                                       Chief Financial Officer

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